UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

FULUCAI PRODUCTIONS LTD.
Exact name of registrant as specified in its charter

Nevada	000-54154	68-0680436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

161 Silverado Ponds Way S.W., Calgary, Alberta	T2X0B7
(Address of principal executive offices)	(Zip Code)

(403) 630-4319
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On or about August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the principal accountant for Fulucai Productions Ltd. (the "Company") ceased its accounting practice for SEC reporting companies. At or about the same time Anderson Bradshaw PLLC (“Anderson Bradshaw”) was established as a successor firm to CVB to continue performing audits for SEC reporting companies.  As Anderson Bradshaw is viewed as a separate legal entity, the Company dismissed CVB as its  principal accountant and engaged Anderson Bradshaw, as the Company's principal accountant for the Company's fiscal year ending April 30, 2013 and the interim periods for 2012 and 2013.  As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of CVB, on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Company’s ability to continue as a going concern.

There were no disagreements between the Company and CVB, for the two most recent fiscal years and any subsequent interim period through August 9, 2012 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVB, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, CVB has not advised the Registrant that:

    1) internal controls necessary to develop reliable financial statements did not exist; or

    2) information has come to the attention of  CVB which made it  unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

    3) the scope of the audit should be expanded significantly, or information has come to the attention of  CVB that they have concluded will, or if further investigated , might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended April 30, 2012.

(b) On or about August 9, 2012 the Registrant engaged  Anderson Bradshaw as its principal accountant to audit the Registrant's financial statements as successor to CVB. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of Anderson Bradshaw regarding the application of accounting principles to a specific transaction,    either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of    Anderson Bradshaw  provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of Anderson Bradshaw on any matter that was the subject of a disagreement or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from CVB dated August 9, 2012 regarding change in certified accountant.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FULUCAI PRODUCTIONS LTD.

Dated: August 9, 2012	By:	/s/ Jennifer Serek
	Name:	Jennifer Serek
`	Title:	Chief Executive Officer